EXHIBIT 10.55

                       CONSULTING AGREEMENT

       THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into as of this 5th day of July, 2000, by and between ACCESS ONE COMMUNICATIONS CORP., a New Jersey corporation (the "Company"), and MCG CREDIT CORPORATION, a Delaware corporation (the "Consultant").

                                    RECITALS

       A. The Company, TALK.COM, INC., a Delaware corporation ("Talk"), and Aladdin Acquisition Corp., a wholly-owned subsidiary of Talk, are parties to that certain Agreement and Plan of Merger dated March 24, 2000 (the "Merger Agreement").

       B. The effectiveness of this Agreement is conditioned on the closing of the Merger Agreement (the "Closing") and shall be assumed by Talk at such time.

       C. The Company desires to retain the Consultant to provide certain services to the Company, and the Consultant desires to provide such services, all on the terms and subject to the conditions hereinafter set forth.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

       1.  RETAINER.  The  Company  hereby  retains  the  Consultant,   and  the
Consultant hereby accepts such retention by the Company, upon the terms and subject to the conditions set forth herein.

       2. TERM. Subject to earlier termination pursuant to Section 5 hereof, the term of this Agreement (the "Term") shall commence as of the date of the Closing and shall continue until terminated by either party upon prior written notice of at least 10 business days (the "Notice Period") to the other party; provided, however, that during the Notice Period, the Consultant shall use commercially reasonable efforts to complete, or bring to a reasonable point of transition, any project for which it was performing Consulting Services (as such term is hereinafter defined) at the time the termination notice was given.

       3. SERVICES. During the Term, the Consultant shall render to the Company, on a non-exclusive basis, such services regarding strategic opportunities as the Consultant and the Company may hereafter mutually agree from time to time, including with respect to the bundling of elements of local and long-distance telecommunications services (the "Consulting Services"). The scope, terms, timing and deliverables associated with the provision of any such Consulting Services shall also be subject to the mutual agreement of the Company and the Consultant from time to time. Subject to compliance by the Consultant with the confidentiality restrictions under Section 6, however, the Company hereby acknowledges and consents to the Consultant

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providing   similar  services  to,  investing  in  and  otherwise   engaging  in
transactions with (including the provision of financing to) other enterprises that operate in the same or related industries and/or markets.

       4. COMPENSATION. As compensation for the execution, delivery and performance of this Agreement, the Consultant shall receive a Warrant to purchase 300,000 shares of the Common Stock, par value $0.01 per share, of Talk at the Closing pursuant to a Warrant containing customary and mutually acceptable terms, conditions, rights and protections. Without limiting the foregoing, the Warrant (a) shall be immediately exercisable, (b) shall be effective for a period of 10 years from the date of issuance, (c) shall provide for a cashless exercise alternative, and (d) shall have an exercise price equal to the average closing price of Common Stock as reported on the NASDAQ during the 10 business days immediately preceding the Closing. The Warrant shall be fully earned for all purposes as of the Closing Date.

       5. TERMINATION.

          5.1 Notwithstanding anything herein to the contrary, the Company may immediately terminate this Agreement by written notice to the Consultant upon any of the following events: (i) the Consultant's material breach of this Agreement; (ii) the Consultant's breach of any of the provisions of Article 6 hereof; or (iii) the Consultant's bankruptcy, whether voluntary or involuntary.

          5.2 In the event that the Merger Agreement is not consummated, this Agreement shall be deemed null and void ab initio.

       6. CONFIDENTIALITY. The Consultant shall employ reasonable procedures to treat as confidential all written, non-public information delivered to the Consultant pursuant to or in connection with the services provided under this Agreement concerning the performance, operations, assets, structure and business plans of the Company. While other or different confidentiality procedures may be employed by the Consultant, the actual procedures employed by the Consultant for this purpose will be conclusively deemed to be reasonable if they are at least as protective of such information as the procedures generally employed by the Consultant to safeguard the confidentiality of the Consultant's own confidential information. Notwithstanding the foregoing, the Consultant may disclose any information concerning the Company in the Consultant's possession from time to time (a) to any lender to or investor in the Consultant (including prospective lenders and investors), but subject to a reasonable confidentiality agreement regarding any non-public confidential information thereby disclosed, and (b) in response to credit inquiries consistent with general banking practices, and (c) to any federal or state regulator of the Consultant, and (d) to the Consultant's affiliates, employees, legal counsel, appraisers, accountants and agents, and
(e) to any person pursuant to compulsory judicial process, and (f) to any judicial or arbitration forum in connection with enforcing this Agreement or the Warrant or defending any action based upon this Agreement or the Warrant or the relationship between the Consultant and the Company, and (g) to any other person with respect to the public or non-confidential portions of any such information. Moreover, the Consultant

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(without  any  compensation,  remuneration  or notice to the  Company)  may also include operational and performance and structural information and data relating to the Company in compilations, reports and data bases assembled by the Consultant (or its affiliates) and used to conduct, support, assist in and validate portfolio, industry and credit research and analysis for itself and other persons; provided, however, that the Consultant may not thereby disclose to other persons any information relating to the Company in a manner that is attributable to the Company unless (1) such disclosure is permitted under the standards outlined above in this Section or (2) the Company otherwise separately consents thereto.

       7. MISCELLANEOUS.

          7.1 Independent Relationship; Taxes. The Consultant is not authorized by this Agreement to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the Company or to bind the Company in any manner or to anything whatsoever. The Consultant shall perform all services hereunder as an "independent contractor" and not as an employee, agent, distributor, representative, affiliate, partner or joint venturer of the Company. Notwithstanding anything to the contrary herein, this Agreement in no manner shall be construed to create an employment or employee/employer relationship between the Company and the Consultant. The Consultant is not authorized to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of, the Company or to bind the Company in any manner. The Company shall not be responsible for the withholding or payment of federal, state or other taxes, including, but not limited to, income, workers' compensation, unemployment and social security taxes, payable by reason of services rendered by the Consultant to the Company.

          7.2 Entire Agreement. This Agreement together with that certain Agreement Regarding MCG Warrants and Options dated effective as of July 5, 2000, by and among Talk, MCG Finance Corporation (an affiliate of the Company) and the Consultant collectively constitute the entire agreement of the parties with respect to the provision of the Consulting Services (other than with respect to the compensation therefor), and supersede and terminate any and all prior agreements or contracts, oral or written, entered into between the parties relating to the provision of the Consulting Services.

          7.3 Amendments. This Agreement shall not be amended or otherwise modified except by a written instrument duly executed by the parties hereto.

          7.4 Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE COMMONWEALTH OF VIRGINIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF VIRGINIA. Each of the parties submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action

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or proceeding  arising out of or relating to this  Agreement in any other court.
Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto.

          7.5 Assignment. Neither party may assign its respective rights hereunder (other than to an affiliate of such party) without the prior written consent of the other party (which consent shall not be unreasonably withheld, delayed or conditioned); provided, however, that at the Closing, the Company shall assign this Agreement to Talk, and Talk shall assume and succeed to all of the Company's rights and obligations hereunder without any further act or deed by either party hereto.

          7.6 Notices. All notices, requests, consents, demands and other communications that are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) personally delivered; (ii) sent by telecopy or other wire transmission with successful transmission acknowledged; (iii) sent by Federal Express or other overnight air express; or (iv) sent by registered or certified mail, return receipt requested and postage prepaid. All notices delivered to a party shall be sent to the following respective addresses:

     If to the Consultant:

                                        MCG Credit Corporation
                                        1100 Wilson Boulevard, Suite 800
                                        Arlington, Virginia 22209
                                        Attention:  Steven F. Tunney, CFO
                                        Facsimile:  703-247-7505
                                                   And
                                        Attention:  Samuel G. Rubenstein
                                        Facsimile:  703-247-7545

     If to the Company:

                                        Access One Communications Corp.
                                        3427 NW 55th Street
                                        Fort Lauderdale, FL 33309
                                        Attention: Kenneth G. Baritz
                                        Facsimile: (954) 739-2476

     with a copy to:                    Blank Rome Tenzer Greenblatt LLP
                                        405 Lexington Avenue
                                        New York, NY  10174
                                        Attention:  Michael S. Mullman, Esq.
                                        Facsimile:  (212) 885-5001

     and a copy to:                     Talk.com, Inc.
                                        6805 Route 202
                                        New Hope, PA  18938
                                        Attention:  Aloysius T. Lawn, IV, Esq.
                                        Executive Vice President -
                                        General Counsel and Secretary
                                        Facsimile: (215) 862-1960

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     with a copy to:                    Kelley Drye & Warren LLP
                                        1200 19th Street, N.W., Suite 500
                                        Washington, DC  20036
                                        Attention:  Joseph B. Hoffman, Esq.
                                        Facsimile:  (202) 955-9792

or to such other address and/or facsimile number as the party to receive the notice or request so designates by written notice to the other. Notices pursuant to subsection (i) or subsection (ii) shall be deemed given on the day delivered or transmitted, respectively. Notices delivered pursuant to subsection (iii) or subsection (iv) shall be deemed given on the second business day following the day sent, whether or not such notice was actually received on such day.

          7.7 No Waiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

          7.8 Parties Intent to Save Provisions. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect.

          7.9 Further Assurances. Each party agrees to take such further action and execute, deliver and/or file such documents or instruments as are necessary to carry out the terms and purposes of this Agreement.

          7.10 Terminology and Construction; Section Headings. All words in this Agreement, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context of this Agreement may require. Unless otherwise indicated, any reference in this Agreement to a Section, Article or Exhibit shall mean the applicable section, article or exhibit of or to this Agreement. The term " Agreement" includes any and all exhibits hereto and amendment hereto. The use herein of the word "parties" or "party" shall mean the Consultant and/or the Company, as the case may be. The section headings in this Agreement are intended solely for convenience and shall be given no effect in the construction and interpretation hereof.

          7.11 Limitation on Liability. THE COMPANY AND THE CONSULTANT EACH AGREES THAT NEITHER PARTY HERETO (NOR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY TO ANY OTHER PARTY HERETO OR TO ANY OTHER PERSON (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES OR COSTS SUFFERED OR INCURRED IN CONNECTION WITH OR IN

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ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED
BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH, EXCEPT FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY FROM SUCH PARTY'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD. MOREOVER, WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, NEITHER PARTY HERETO (NOR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY WITH RESPECT TO ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR NON-FORESEEABLE DAMAGES SUFFERED BY ANY OTHER PARTY HERETO OR ANY OTHER PERSON IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH.

          7.12 Waiver of Jury Trial. THE COMPANY AND THE CONSULTANT EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AS CLAIM, COUNTER-CLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE) IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY OF THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF THE CONSULTANT OR THE COMPANY.

          7.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same agreement.

                           [SIGNATURE PAGE TO FOLLOW]


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          IN  WITNESS  WHEREOF,   the  parties  have  executed  this  Consulting
Agreement on the date first set forth above.

                                                 ACCESS ONE COMMUNICATIONS CORP.

                                                 By: /s/ Elizabeth Stallings
                                                    ----------------------------
                                                    Name:
                                                          ----------------------
                                                    Title:
                                                          ----------------------


                                                 MCG CREDIT CORPORATION

                                                 By: /s/ Steven F. Tunney
                                                    ----------------------------
                                                    Name:
                                                          ----------------------
                                                    Title:
                                                          ----------------------


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